2017 Second Quarter Earnings Presentation July 24, 2017 Exhibit 99.2

Agenda SECOND QUARTER OBSERVATIONS • Craig Dahl (Chief Executive Officer) REVENUE / LOANS AND LEASES / CREDIT • Craig Dahl DEPOSITS / INTEREST RATES / EXPENSES / CAPITAL • Brian Maass (Chief Financial Officer) CLOSING COMMENTS • Craig Dahl Q&A 2

CONTINUED FOCUS ON EXECUTING ON OUR STRATEGIC PILLARS IN 2017 • Net income of $60.4 million, up 4.7% year-over-year • Auto finance business performing as expected following recent strategic shift, resulting in a more stable source of revenue • Net interest income growth and margin expansion as interest rates have increased primarily due to our asset sensitive balance sheet and continued pricing discipline • Strategic investments to enhance technology capabilities and drive efficiencies continue • Year-over-year improvement in efficiency ratio • Continued stable credit performance • Effective income tax rate of 28.9% was primarily impacted by a favorable state tax settlement Second Quarter Observations Diversification 1 Profitable Growth 2 Operating Leverage 3 Core Funding 4 3

Investments and other 1% Consumer real estate & other (first mortgage lien) 11% Consumer real estate (junior lien) 16% Auto finance 16%Leasing &equipment finance 19% Commercial 15% Inventory finance 17% Loans and leases held for sale 1% Securities 4% Other 3% Fees and service charges 29% ATM revenue 4% Card revenue 12% Leasing & equipment finance 35% Gains on sales of loans, net 8% Servicing fee income 9% NIM up 17 bps YoY 350 300 250 200 150 100 50 0 5.25% 5.00% 4.75% 4.50% 4.25% 4.00% 2Q16 3Q16 4Q16 1Q17 2Q17 $118 $331 $120 $332 $116 $327 $104 $326 $115 $342 4.35% 4.34% 4.30% 4.46% 4.52% Net Interest Margin1 2Q17 vs. 2Q16 revenue and net interest margin impacted by the following 2Q17 items: • Higher net interest income driven by the non- auto finance portfolios through a combination of higher variable- and adjustable-rate yields and loan and lease growth • Reduction in gains on sales of auto finance loans largely offset by higher levels of leasing and equipment finance non-interest income 1 Annualized 2 Includes gains on sales of consumer real estate loans and auto finance loans. Gains on sales of auto finance loans, net, was less than 1% of non-interest income. Revenue Summary REVENUE DIVERSIFICATION $249 million Non-interest Income Interest Income ($ millions) $213 $212 $211 $222 $227 Non-interest Income Net Interest Income $115 million Strategic Pillars Diversification 1 Profitable Growth 2 4 2

3,000 2,250 1,500 750 0 6/16 9/16 12/16 3/17 6/17 $2,813 $2,732 $2,648 $2,780 $3,243 $151 $2,964 $154 $2,886 $254 $2,902 $372 $3,152 $3,265 Loans Held for Sale Loans Held for Investment8.00% 6.00% 4.00% 2.00% 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 4.17% 4.14% 4.19% 4.06% 4.04% 4.15% 5.01% NET CHARGE-OFF RATIO2 1 Annualized and presented on a fully tax-equivalent basis 2 Annualized 3 Excludes non-accrual loans 4 Includes loans held for sale of $22 million ($ millions) Auto Finance Strategy Progressing as Planned 0.30% 0.20% 0.10% 0.00% 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 0.14% 0.09% 0.13% 0.20% 0.23% 0.13% 0.20% 1.20% 0.80% 0.40% 0.00% 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 0.75% 0.81% 0.69% 0.86% 1.09% 1.12% 0.83% 5 60+ DAY DELINQUENCIES3 Originations $904 $881 $860 $863 $525 HELD FOR INVESTMENT LOAN YIELD1 AUTO FINANCE BALANCES • Reclassified approximately $345 million of auto loans from held for sale to held for investment in the second quarter • Year-over-year auto finance originations down $379 million, or 42.0% 4

6/16 9/16 12/16 3/17 6/17 $17,472 $17,384 $17,844 $17,975 $18,367 14% 18% 24% 15% 16% 13% 13% 18% 24% 16% 15% 14% 16% 19% 24% 15% 14% 12% • Year-over-year loan and lease growth in wholesale businesses: • Commercial up 12.7% • Inventory Finance up 7.5% • Leasing & Equipment Finance up 5.2% • Auto Finance up approximately 4% year-over-year, excluding the reclassification of loans from held for sale to held for investment in the second quarter of approximately $345 million • Strong loan and lease diversification by asset class, geography, rate, average loan and lease size, estimated weighted average life and collateral type • Proven loan and lease origination platform allows for optimization of growth and revenue 56% Wholesale 44% Consumer Loan and Lease Portfolio ($ millions) 13% 18% 24% 16% 15% 14% Inventory Finance Leasing & Equipment Finance Commercial Auto Finance Consumer Real Estate - Junior Lien Consumer Real Estate & Other - First Mortgage Lien $17,385 14% 19% 23% 18% 15% 11% Strategic Pillar Diversification 1 Loan and lease growth of 5.1% YoY 6

2Q16 3Q16 4Q16 1Q17 2Q17 Consumer Real Estate: First Mortgage Lien 5.34% 5.35% 5.22% 5.33% 5.35% Junior Lien 5.64 5.60 5.64 5.82 6.01 Commercial 4.30 4.22 4.25 4.43 4.50 Leasing & Equipment Finance 4.45 4.48 4.43 4.48 4.48 Inventory Finance 5.74 6.07 5.80 5.93 6.22 Auto Finance 4.19 4.06 4.04 4.15 5.01 Total Loans and Leases 4.88 4.88 4.82 4.95 5.15 Peer Group2 Average 4.40 4.38 4.40 4.40 N.A. BALANCE SHEET ASSET SENSITIVITY, CONTINUED PRICING DISCIPLINE AND AUTO FINANCE SHIFT RESULTING IN STRONG YIELD PERFORMANCE 1 Annualized and presented on a fully tax-equivalent basis 2 All U.S. publicly-traded banks and thrifts, excluding TCF, with total assets between $10 and $50 billion as of March 31, 2017 that have reported loan and lease yields for the past four quarters, includes loans held for sale (source: SNL Financial) N.A. Not Available Loan and Lease Yields1 Strategic Pillars Diversification 1 Profitable Growth 2 7

PROVISION FOR CREDIT LOSSES 30 20 10 0 2Q16 3Q16 4Q16 1Q17 2Q17 $13 $14 $20 $12 $19 1 Excludes non-accrual loans and leases 2 Annualized 3 Excluding the $8.7 million recovery from the consumer real estate non-accrual loan sale, net charge-offs were $14 million and the net charge-off ratio was 0.31% ($ millions) Credit Quality Trends 0.15% 0.12% 0.09% 0.06% 0.03% 0.00% 6/16 9/16 12/16 3/17 6/17 0.12% 0.12% 0.12% 0.09% 0.11% 400 300 200 100 0 6.00% 5.00% 4.00% 3.00% 2.00% 1.00% 0.00% 6/16 9/16 12/16 3/17 6/17 $232 $228 $171 $158 1.33% 1.28% 1.28% 0.95% 0.86% ($ millions) 60+ DAY DELINQUENCIES1 NET CHARGE-OFFSNON-PERFORMING ASSETS Other Real Estate Owned Non-accrual Loans & Leases NPAs/Loans & Leases and Other Real Estate Owned Strategic Pillar Diversification 1 $224 15 12 9 6 3 0 1.50% 1.20% 0.90% 0.60% 0.30% 0.00% 2Q16 3Q16 4Q16 1Q17 2Q17 $10 $11 $12 $5 $13 0.23% 0.26% 0.27% 0.11% 0.28% 3 Net Charge-offs Net Charge-off Ratio2 8 ($ millions)

1 Annualized 2 Excluding the $8.7 million recovery from the consumer real estate non-accrual loan sale, consumer net charge-off ratio was 0.49% and total net charge-off ratio was 0.31% 3 Includes Other Net Charge-off Ratio Quarter Ended1 Change from Quarter Ended Jun. 30, 2016 Sep. 30, 2016 Dec. 31, 2016 Mar. 31, 2017 Jun. 30, 2017 Jun. 30, 2016 Consumer: Consumer Real Estate: First Mortgage Lien 0.35% 0.34% 0.26% (0.18)% 0.15% (20) bps Junior Lien 0.05 0.04 0.08 (0.89) 0.05 — Total Consumer Real Estate 0.19 0.17 0.17 (0.58) 0.09 (10) Auto Finance 0.69 0.86 1.09 1.12 0.83 14 Consumer 3 0.39 0.47 0.53 0.05 0.42 3 Wholesale: Commercial 0.08 (0.01) 0.01 0.32 0.29 21 Leasing & Equipment Finance 0.11 0.18 0.10 0.13 0.14 3 Inventory Finance 0.09 0.10 0.07 0.01 0.09 — Wholesale 0.10 0.10 0.06 0.16 0.18 8 Total 3 0.23 0.26 0.27 0.11 0.28 5 Strategic Pillar Diversification 1 9 2 Total levels of net charge-offs remain in the low end of the expected range

18,000 16,000 14,000 12,000 10,000 8,000 6,000 4,000 2,000 0 2Q16 3Q16 4Q16 1Q17 2Q17 $17,284 $17,148 $17,069 $17,106 $17,323 • Relative value of retail deposits increasing as short-term interest rates rise • 90% of average deposit balances are consumer • Average checking balances increased 5.0% year-over-year • Average interest rate on deposits decreased year-over-year • 86% of period-end certificates of deposit are less than $250,000 0.37% 0.37% 0.35% 0.33% 0.33% Average interest cost: Deposit Generation Average Balances ($ millions) Certificates of Deposit Money Market Savings Checking Strategic Pillars Profitable Growth 2 Core Funding 4 25% 15% 27% 33% 25% 15% 27% 33% 25% 14% 27% 34% 24% 14% 28% 34% 24% 13% 28% 35% 10

43% 20% 37% 2Q17 AVERAGE EARNING ASSETS 2Q17 AVERAGE DEPOSITS $17.3 billion 2016 2017 4.60% 4.55% 4.50% 4.45% 4.40% 4.35% 4.30% 4.25% 1Q 2Q 3Q 4Q 4.37% 4.35% 4.34% 4.30% 4.46% 4.52% 40% 42% 18% Positive Impact of Rising Interest Rates • 82% of assets are variable- and adjustable-rate or short/ medium duration fixed-rate • 63% of deposits are low or no interest cost with an average cost of one basis point for 2Q17 • Net interest margin increase of 17 basis points year-over- year impacted by balance sheet asset sensitivity Variable- and Adjustable-rate1 Fixed-rate - Short/Medium Duration2 Fixed-rate - Long Duration3 Low Interest Cost No Interest Cost Other Strategic Pillars Diversification 1 Profitable Growth 2 $20.4 billion 1 Includes Inventory Finance, Commercial, Consumer Real Estate and Investments 2 Includes Commercial, Leasing and Auto Finance 3 Includes Securities and Consumer Real Estate NET INTEREST MARGIN FY16: 4.34% YTD 2Q17: 4.49% 11

• Compensation and employee benefits expense decreased year-over-year primarily due to reduced headcount in auto finance • Other non-interest expense increased year-over-year primarily due to higher professional fees related to strategic investments in technology capabilities, as well as advertising and marketing expenses • Efficiency ratio down 50 bps year-over-year 1 Includes Occupancy & Equipment, Other Non-interest Expense, Foreclosed Real Estate & Repossessed Assets and Other Credit Costs Non-interest Expense 250 200 150 100 50 0 2Q16 3Q16 4Q16 1Q17 2Q17 $118 $117 $115 $124 $116 $99 $102 $99 $109 $105 $10 $227 $10 $229 $11 $225 $11 $244 $12 $233 Compensation & Employee Benefits Foreclosed Real Estate and Other Credit Cost Compensation & Employee Benefits 350 300 250 200 150 100 50 0 $ (M ill io ns ) 6/14 9/14 12/14 3/15 6/15 ($ millions) Operating Lease Depreciation Other 1 Compensation & Employee Benefits Efficiency Ratio: 68.69% 69.00% 68.89% 74.93% 68.19% Strategic Pillars Profitable Growth 2 Operating Leverage 3 12

4Q16 2Q17 Common equity Tier 1 capital ratio1 10.24% 10.24% Tier 1 risk-based capital ratio1 11.68% 11.66% Total risk-based capital ratio1 13.69% 13.49% Tier 1 leverage ratio1 10.73% 10.76% Common equity ratio 10.09% 10.26% Tangible common equity ratio2 9.13% 9.24% Book value per common share $ 12.66 $ 13.20 Tangible book value per common share2 $ 11.33 $ 11.74 Return on average common equity3 8.40% 9.96% Return on average tangible common equity3, 4 9.43% 11.15% • Maintained strong capital ratios with earnings accumulation • Common stock dividend of 7.5 cents per share declared on July 19, 2017 • Generating profitable growth is a capital priority Capital and Return 1 The regulatory capital ratios for 2Q17 are preliminary pending completion and filing of the Company’s regulatory reports 2 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Common Equity Ratio and Tangible Book Value Per Common Share” slide 3 Annualized 4 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Return on Average Tangible Common Equity” slide 13

Strategic Pillar Summary STRATEGIC PILLARS 2017 OUTLOOK DIVERSIFICATION • Continue stable credit quality driven by diversification philosophy • Origination opportunities in multiple asset classes provide flexibility to adjust asset composition based on market conditions PROFITABLE GROWTH • Increase earnings predictability with reduction in gains on sales replaced with more consistent interest income driven by continued pricing discipline • Balance sheet composition provides a competitive advantage in the current rising rate environment OPERATING LEVERAGE • Expense growth related to strategic investments in technology capabilities, including enhancing digital channels and other efficiency initiatives • Remain focused on revenue growth exceeding expense growth CORE FUNDING • Retail deposits provide a competitive pricing advantage in a rising rate environment • Investments in the retail bank help drive core deposit growth 1 2 3 4 14

Appendix

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act Any statements contained in this presentation regarding the outlook for the Company's businesses and their respective markets, such as projections of future performance, targets, guidance, statements of the Company's plans and objectives, forecasts of market trends and other matters, are forward- looking statements based on the Company's assumptions and beliefs. Such statements may be identified by such words or phrases as "will likely result," "are expected to," "will continue," "outlook," "will benefit," "is anticipated," "estimate," "project," "management believes" or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events. Certain factors could cause the Company's future results to differ materially from those expressed or implied in any forward-looking statements contained herein. These factors include the factors discussed in Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2016 under the heading "Risk Factors", the factors discussed below and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive. Adverse Economic or Business Conditions; Competitive Conditions; Credit and Other Risks. Deterioration in general economic and banking industry conditions, including those arising from government shutdowns, defaults, anticipated defaults or rating agency downgrades of sovereign debt (including debt of the U.S.), or increases in unemployment; adverse economic, business and competitive developments such as shrinking interest margins, reduced demand for financial services and loan and lease products, deposit outflows, increased deposit costs due to competition for deposit growth and evolving payment system developments, deposit account attrition or an inability to increase the number of deposit accounts; customers completing financial transactions without using a bank; adverse changes in credit quality and other risks posed by TCF's loan, lease, investment, securities held to maturity and securities available for sale portfolios, including declines in commercial or residential real estate values, changes in the allowance for loan and lease losses dictated by new market conditions or regulatory requirements, or the inability of home equity line borrowers to make increased payments caused by increased interest rates or amortization of principal; deviations from estimates of prepayment rates and fluctuations in interest rates that result in decreases in the value of assets such as interest-only strips that arise in connection with TCF's loan sales activity; interest rate risks resulting from fluctuations in prevailing interest rates or other factors that result in a mismatch between yields earned on TCF's interest-earning assets and the rates paid on its deposits and borrowings; foreign currency exchange risks; counterparty risk, including the risk of defaults by our counterparties or diminished availability of counterparties who satisfy our credit quality requirements; decreases in demand for the types of equipment that TCF leases or finances; the effect of any negative publicity. Legislative and Regulatory Requirements. New consumer protection and supervisory requirements and regulations, including those resulting from action by the Consumer Financial Protection Bureau ("CFPB") and changes in the scope of Federal preemption of state laws that could be applied to national banks and their subsidiaries; the imposition of requirements that adversely impact TCF's deposit, lending, loan collection and other business activities such as mortgage foreclosure moratorium laws, further regulation of financial institution campus banking programs, or new restrictions on loan and lease products; changes affecting customer account charges and fee income, including changes to interchange rates; (continued) 16

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act (cont.) regulatory actions or changes in customer opt-in preferences with respect to overdrafts, which may have an adverse impact on TCF; governmental regulations or judicial actions affecting the security interests of creditors; deficiencies in TCF's compliance programs, including under the Bank Secrecy Act in past or future periods, which may result in regulatory enforcement action including monetary penalties; increased health care costs including those resulting from health care reform; regulatory criticism and resulting enforcement actions or other adverse consequences such as increased capital requirements, higher deposit insurance assessments or monetary damages or penalties; heightened regulatory practices, requirements or expectations, including, but not limited to, requirements related to enterprise risk management, the Bank Secrecy Act and anti-money laundering compliance activity. Earnings/Capital Risks and Constraints, Liquidity Risks. Limitations on TCF's ability to pay dividends or to increase dividends because of financial performance deterioration, regulatory restrictions or limitations; increased deposit insurance premiums, special assessments or other costs related to adverse conditions in the banking industry; the impact on banks of regulatory reform, including additional capital, leverage, liquidity and risk management requirements or changes in the composition of qualifying regulatory capital; adverse changes in securities markets directly or indirectly affecting TCF's ability to sell assets or to fund its operations; diminished unsecured borrowing capacity resulting from TCF credit rating downgrades or unfavorable conditions in the credit markets that restrict or limit various funding sources; costs associated with new regulatory requirements or interpretive guidance including those relating to liquidity; uncertainties relating to future retail deposit account changes, including limitations on TCF's ability to predict customer behavior and the impact on TCF's fee revenues. Branching Risk; Growth Risks. Adverse developments affecting TCF's supermarket banking relationships or either of the primary supermarket chains in which TCF maintains supermarket branches; costs related to closing underperforming branches; inability to timely close underperforming branches due to long-term lease obligations; slower than anticipated growth in existing or acquired businesses; inability to successfully execute on TCF's growth strategy through acquisitions or expanding existing business relationships; failure to expand or diversify TCF's balance sheet through new or expanded programs or opportunities; failure to effectuate, and risks of claims related to, sales and securitizations of loans; risks related to new product additions and addition of distribution channels (or entry into new markets) for existing products. Technological and Operational Matters. Technological or operational difficulties, loss or theft of information, cyber-attacks and other security breaches, counterparty failures and the possibility that deposit account losses (fraudulent checks, etc.) may increase; failure to keep pace with technological change, such as by failing to develop and maintain technology necessary to satisfy customer demands, costs and possible disruptions related to upgrading systems; the failure to attract and retain key employees. Litigation Risks. Results of litigation or government enforcement actions such as TCF's pending litigation with the CFPB and related matters, including class action litigation or enforcement actions concerning TCF's lending or deposit activities, including account opening/origination, servicing practices, fees or charges, employment practices, or checking account overdraft program "opt in" requirements; possible increases in indemnification obligations for certain litigation against Visa U.S.A. Accounting, Audit, Tax and Insurance Matters. Changes in accounting standards or interpretations of existing standards; federal or state monetary, fiscal or tax policies, including adoption of state legislation that would increase state taxes; ineffective internal controls; adverse federal, state or foreign tax assessments or findings in tax audits; lack of or inadequate insurance coverage for claims against TCF; potential for claims and legal action related to TCF's fiduciary responsibilities. 17

Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Common Equity Ratio and Tangible Book Value Per Common Share1 At At Dec. 31, 2016 Jun. 30, 2017 Total equity $ 2,444,645 $ 2,549,831 Less: Non-controlling interest in subsidiaries 17,162 22,766 Total TCF Financial Corporation stockholders' equity 2,427,483 2,527,065 Less: Preferred stock 263,240 263,240 Total common stockholders' equity (a) 2,164,243 2,263,825 Less: Goodwill 225,640 227,072 Other intangibles 1,738 22,682 Tangible common equity (b) $ 1,936,865 $ 2,014,071 Total assets (c) $ 21,441,326 $ 22,054,651 Less: Goodwill 225,640 227,072 Other intangibles 1,738 22,682 Tangible assets (d) $ 21,213,948 $ 21,804,897 Common stock shares outstanding (e) 170,991,940 171,489,921 Common equity ratio (a) / (c) 10.09% 10.26% Tangible common equity ratio (b) / (d) 9.13% 9.24% Book value per common share (a) / (e) $ 12.66 $ 13.20 Tangible book value per common share (b) / (e) $ 11.33 $ 11.74 1 When evaluating capital adequacy and utilization, management considers financial measures such as the tangible common equity ratio and tangible book value per common share. These measures are non-GAAP financial measures and are viewed by management as useful indicators of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators and other users with information to be viewed in relation to other banking institutions. ($ thousands, except per share data) 18

Reconciliation of GAAP to Non-GAAP Financial Measures – Return on Average Tangible Common Equity1 QTD QTD Dec. 31, 2016 Jun. 30, 2017 Net income available to common stockholders (a) $ 45,245 $ 55,585 Plus: Other intangibles amortization 290 238 Less: Income tax expense attributable to other intangibles amortization 103 83 Adjusted net income available to common stockholders (b) $ 45,432 $ 55,740 Average balances: Total equity $ 2,436,136 $ 2,520,870 Less: Non-controlling interest in subsidiaries 18,914 26,188 Total TCF Financial Corporation stockholders' equity 2,417,222 2,494,682 Less: Preferred stock 263,240 263,240 Average total common stockholders' equity (c) 2,153,982 2,231,442 Less: Goodwill 225,640 225,876 Other intangibles 1,872 5,045 Average tangible common equity (d) $ 1,926,470 $ 2,000,521 Return on average common equity2 (a) / (c) 8.40% 9.96% Return on average tangible common equity2 (b) / (d) 9.43% 11.15% ($ thousands) 1 When evaluating capital adequacy and utilization, management considers financial measures such as return on average tangible common equity. This measure is a non-GAAP financial measure and is viewed by management as a useful indicator of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators and other users with information to be viewed in relation to other banking institutions. 2 Annualized 19